UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2019

THE GORMAN-RUPP COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road, Mansfield, Ohio	44903

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 755-1011

__________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 25, 2019, The Gorman-Rupp Company issued a news release announcing its financial results for the third quarter and nine months ended September 30, 2019.  This news release is included as Exhibit 99 and is being furnished, not filed, with the Current Report on Form 8-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit
(99)      News Release dated October 25, 2019

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By	/s/Brigette A. Burnell
Brigette A. Burnell
Vice President, General Counsel and Corporate Secretary

October 25, 2019

EXHIBIT INDEX

Exhibit

(99) News Release dated October 25, 2019